SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2010

MARTEK BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22354	52-1399362
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Dobbin Road Columbia, Maryland	21045	(410) 740-0081
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

(Former name or former address, if changed
since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 17, 2010, Martek Biosciences Corporation, a Delaware corporation, (“Martek”) filed a Current Report on Form 8-K reporting the completion of the merger of Pearl, LLC, a Delaware limited liability company and wholly-owned subsidiary of Martek, with Charter Amerifit LLC, a Delaware limited liability company (“Amerifit”) and all of its subsidiaries. The Current Report on Form 8-K/A amends and supplements the Form 8-K noted above and is filed for the purpose of providing financial statements and pro forma financial information pursuant to Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired

The audited consolidated financial statements of Amerifit as of and for the year ended December 31, 2008 are attached hereto as Exhibit 99.1.

The unaudited interim consolidated financial statements of Amerifit as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008 are attached hereto as Exhibit 99.2.

(b)         Pro Forma Financial Information

Pro forma financial information as of and for the year ended October 31, 2009 is attached hereto as Exhibit 99.3.

(d)         Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors

99.1	Audited consolidated financial statements of Amerifit as of and for the year ended December 31, 2008, and Independent Auditors’ Report

99.2	Unaudited interim consolidated financial statements of Amerifit as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008

99.3	Unaudited pro forma financial information as of and for the year ended October 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2010	MARTEK BIOSCIENCES CORPORATION

	By:	/s/ Peter L. Buzy
Peter L. Buzy
Chief Financial Officer, Treasurer and Executive
Vice President for Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors

99.1	Audited consolidated financial statements of Amerifit as of and for the year ended December 31, 2008, and Independent Auditors’ Report

99.2	Unaudited interim consolidated financial statements of Amerifit as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008

99.3	Unaudited pro forma financial information as of and for the year ended October 31, 2009